                                                                   EXHIBIT 10.01


                 GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC.



                         Investment Management Agreement


         This Agreement is made as of the 8th day of April, 2002, between

1. GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Delaware ("Manager"); and

2. PXRE RE1NSURANCE COMPANY, a corporation organized under the laws of the State of Connecticut (the "Client").

         WHEREAS, Client desires to appoint Manager as the investment manager of that portion of Client's assets constituting the Account (as defined below) for fees agreed upon in Schedule A. III.;

         NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

Section 1. The Account

         The cash, securities and other assets placed by Client in the account to be managed under this Agreement (the "Account") are listed on Section l.A. of Schedule A. Assets may be added to the Account at any time. Client will provide notification to the Manager of any such additions. The Account will include these assets and any changes in them resulting from transactions directed by Manager, withdrawals and additions made by Client, or dividends, interest, stock splits and other earnings, gains or losses on the assets.

         Assets of the Client that are not to be managed by Manager are separately identified on Schedule A ("Unmanaged Assets"). Manager may include these assets in its periodic reports to Client, but will exclude their value when calculating Manager's asset management fees.

Section 2. Management of the Account

         Manager will make all investment decisions for the Account, in Manager's sole discretion and without first consulting or notifying Client, subject to and in accordance with the investment restrictions and guidelines which are attached as Schedule B (the "Investment Guidelines"). If Manager manages only a portion of Client's portfolio, unless otherwise specified by Client in writing, Investment Guidelines' restrictions relate specifically to the assets managed by Manager. Client may change these Investment Guidelines at any time, but Manager will be bound by the changes only after it has received and agreed to them in writing. Other than by the Investment Guidelines, the insurance laws and regulations of the State of Connecticut (the "Insurance Laws"), and the terms of this Agreement, the investments made by Manager on behalf of the Client will not be restricted in any manner.

         Subject to the Investment Guidelines and the Insurance Laws, Manager will have full power and authority, on behalf of Client, to instruct any brokers, dealers or banks to buy, sell, exchange, convert or otherwise trade in all securities, futures or other investments for the Account.

         Manager will not be responsible for giving Client investment advice or taking any other action with respect to Unmanaged Assets.

         Client appoints Manager as the true and lawful attorney of the Client for and in the name, place and stead of Client, in Manager's unrestricted discretion, to operate and conduct the brokerage accounts of the Client relating to the Account and to do and perform all and every act and thing whatsoever requisite in furtherance of this Agreement, including the execution of all writings related to the purchase or sale, assignments, transfers and ownership of any stocks, bonds, commodities, or other securities. Manager is hereby fully authorized to act and rely on the authority vested pursuant to said power of attorney.

         Effective as of January 1, 2002, and until further notice, Manager will provide the investment accounting services for Client as set forth in Schedule E, and will assist Client in preparing Client's statutory Schedule D, if applicable. Client acknowledges that Manager will provide accounting data according to Manager's standard interpretation of accounting principles, unless expressly instructed otherwise by Client's prior written notice.

Section 3. Transactions for the Account

         Manager will arrange for securities transactions for the Account to be executed through those brokers, dealers or banks that Manager reasonably believes will provide best execution. In choosing a broker, dealer or bank, Manager will consider the broker, dealer or bank's execution capability, reputation and access to the markets for the securities being traded for the Account. Manager will seek competitive commission rates, but not necessarily the lowest rates available.

         Manager may also send transactions for the Account to brokers who charge higher commissions than other brokers, provided that Manager determines in good faith that the amount of commissions Manager pays is reasonable in relation to the value of the brokerage and research services provided, viewed in terms either of that particular transaction or Manager's overall responsibilities with respect to all clients whose accounts Manager manages on a discretionary basis.

         Portfolio transactions for each client account generally are completed independently. However, if Manager decides to purchase or sell the same securities for Client and other clients at about the same time, Manager may combine Client's order with those of other clients if Manager reasonably believes that it will be able to negotiate better prices or lower commission rates or transaction costs for the combined order than for Client's order alone. Client will pay the average price and transaction costs obtained for such combined orders. Manager generally will allocate securities purchased or sold as part of a combined order to Client's Account and to accounts of other clients according to the size of the order placed for each client.

         If Manager cannot obtain execution for the total amount of the securities in the combined orders, adjustments to the allocation will be made on a random number generator methodology. However, Manager may increase or decrease the amounts of securities allocated to each client if necessary to avoid having odd or small numbers of shares held for the account of any client. Each client that participates in a combined order will receive or pay the average share price and/or transactions costs for all transactions executed as part of the combined order.

         If Client directs Manager to use particular brokers, dealers or banks to execute transactions for the Account, Manager will do so, but Manager will not seek better execution services or prices for Client from other brokers, dealers or banks, and Client may pay higher prices or transaction costs as a result. Manager also may not be able to seek better execution services for Client by combining Client's orders with those of other clients.

         Client may direct all transactions for the Account to a particular broker, dealer or bank, by writing the name and address of that broker, dealer or bank in the space provided on Schedule A.

Section 4. Transaction Confirmations

         Manager will instruct the brokers, dealers or banks who execute transactions for the Account to send Client all transaction confirmations, unless Client chooses not to receive confirmations. If Client does not wish to receive individual confirmations, this box should be checked. \X\

         Client may elect to receive individual confirmations at any time by giving Manager written notice.

Section 5. Custody of Account Assets

         The assets in the Account will be held for Client by the custodian named on Schedule A (the "Custodian"). Manager will not have custody of any Account assets. Client will pay all fees of the Custodian.

         Client will authorize the Custodian to follow Manager's instructions to make and accept payments for, and to deliver or to receive, securities, cash or other investments purchased, sold, redeemed, or exchanged for the Account. Client also will instruct the Custodian to send Client and Manager monthly statements showing the assets in and all transactions for the Account during the month, including any payments of Manager's fees.

         Client will provide Manager with a copy of its agreement with the Custodian, and will give Manager reasonable advance notice of any change of Custodian.

Section 6. Reports to Client

         Manager will send Client monthly written reports showing the identity, cost and current market value of the assets in the Account and each transaction made for the Account during the period covered by the report, which reports shall include the information set forth on Schedule E hereto and such other information as Client may reasonably request from time to time. The Account's performance will be sent monthly, quarterly or annually upon Client request.

Section 7. Account Valuation

         Manager will value the securities in the Account using independent pricing sources. All securities in the Account that are listed and traded on a national securities exchange or on NASDAQ shall be valued on the valuation date at the closing price on the principal market where the securities are traded. All other securities shall be valued in accordance with any reasonable valuation method selected by Manager, consistent with industry accepted practices. While GR-NEAM does its best to obtain representative market prices for all securities in the Account, such prices do not always reflect the price actually received or paid on the open market.

Section 8. Manager's Fees

         For Manager's services, Client will pay a percentage of the value, as determined under Section 7 of this Agreement, of all assets in the Account (excluding Unmanaged Assets) as of the last trading day of each calendar month. The fees are payable at the end of each calendar quarter for services provided by Manager during the prior three months. The percentage amount of the fees is shown on Schedule A. In any partial quarter, the fees will be reduced pro rata based on the number of days the Account was managed.


         Client agrees to pay Manager's fees as follows:

         / / The Custodian will deduct the fees from Client's Account and pay them to Manager each quarter. Manager will send Client and the Custodian at the same time a bill showing the amount of Manager's fees, the Account value on which they were based and how they were calculated. The Custodian will send Client a monthly statement showing all amounts paid from the Account, including Manager's fees.

         /X/ Client will be billed directly by Manager and will pay Manager's fees within 30 days of receiving the bill.

         If Manager invests in securities issued by money market funds or other investment companies for the Account, these securities will be included in the value of the Account when Manager's fees are calculated. These same assets will be subject to additional investment management and other fees that are paid by the investment company but ultimately borne by its shareholders. These additional fees are described in each investment company's prospectus.


Section 9. Proxy Voting

         Proxies for securities in the Account should be voted as follows:

         / / Client directs Manager not to vote proxies for securities held for the Account.

         /X/ Client directs Manager to vote all proxies for securities held for Client's Account in accordance with --

              /X/  Manager's own discretion
                                  or
              / /  Client's proxy voting guidelines attached as Schedule C.

         Client will direct Custodian to send promptly all proxies and related shareholder communications to Manager and to identify them as relating to Client's Account. Client understands that Manager will not be able to vote proxies if they are not received on a timely basis from the Custodian as properly identified as relating to Client's Account. Manager shall not be responsible for voting proxies of foreign securities, and will forward them to Client for completion.

         These proxy voting instructions may be changed at any time by notifying Manager in writing.

Section 10. Legal Proceedings

         Manager will not advise or act for Client in any legal proceedings, including bankruptcies or class actions, involving securities held in the Account or issuers of those securities.

Section 11. Risk

         Manager cannot guarantee the future performance of the Account, promise any specific level of performance or promise that its investment decisions, strategies or overall management of the Account will be successful. The investment decisions Manager will make for Client are subject to various market, currency, economic, political and business risks, and will not necessarily be profitable.

Section 12. Standard of Care; Limitation of Liability

         Except as may otherwise be provided by law, Manager will not be liable to Client for any loss (i) that Client may suffer as a result of Manager's good faith decisions or actions where Manager exercises the degree of care, skill, prudence and diligence that a prudent person acting in a like fiduciary capacity would use; (ii) caused by following Client's instructions; or (iii) caused by the Custodian, any broker, dealer or bank to which Manager directs transactions for the Account or any other person, except in the case of, and only to the extent that, the negligence or willful misconduct of Manager contributed to the loss.

         Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Client's rights under those laws.

         Except as set forth above with respect to the Account, Manager will not be responsible for Client's own compliance with the insurance investment laws of Client's state of domicile Notwithstanding any other provision in this Agreement, Manager shall not be responsible for Client's compliance with applicable tax laws.

         In managing the Account, Manager will not consider any other securities, cash, or other investments or assets Client owns for diversification or other purposes. Manager shall have no responsibility whatsoever for the management of the Unmanaged Assets or any assets of Client other than the Account and shall incur no liability for any loss or damage which may result from the management of such other assets.

Section 13. Client Directions

         The names and specimen signatures of each individual who is authorized to give directions to Manager on Client's behalf under this Agreement are set forth on Schedule D. Directions received by Manager from Client must be signed by at least one such person. If Manager receives directions from Client which are not signed by a person that Manager reasonably believes is authorized to do so, Manager shall not be required to comply with such directions until it verifies that the directions are properly authorized by Client.

         Manager shall be fully protected in relying upon any direction signed or given by a person that Manager reasonably believes is authorized to give such directions on Client's behalf. Manager also shall be fully protected when acting upon an instrument, certificate, or paper that Manager reasonably believes to be genuine and to be signed or presented by any such person or persons. Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of truth and accuracy of statements contained therein.

Section 14. Confidentiality

         Except as Client and Manager otherwise agree or as may be required by law, all information concerning the Account and services provided under this Agreement shall be kept confidential.

Section 15. Non-Exclusive Agreement

         Manager provides investment advice to other clients and may give them advice or take actions for them, for Manager's own accounts or for accounts of persons related to or employed by Manager, that is different from advice provided to or actions taken for client.

         Manager is not obligated to buy, sell or recommend for Client's Account any security or other investment that Manager may buy, sell or recommend for other clients or for the account of Manager or its related persons or employees.

         If Manager obtains material, non-public information about a security or its issuer that Manager may not lawfully use or disclose, Manager will have no obligation to disclose the information to Client or to use it for Client's benefit.

Section 16. Term of Agreement

         Either Client or Manager may cancel this Agreement at any time upon 30 days written notice. This Agreement will remain in effect until terminated. Termination of this Agreement will not affect (i) the validity of any action that Manager or Client has previously taken; (ii) the liabilities or obligations of Manager or Client for transactions started before termination; or (iii) Client's obligation to pay Manager's fees through the date of termination. Upon termination, Manager will have no obligation to recommend or take any action with regard to the securities, cash or other assets in the Account.

Section 17. Agreement Not Assignable

         This Agreement may not be assigned within the meaning of the Investment Advisers Act of 1940 (the "Advisers Act") by Manager without Client's consent.

Section 18. Governing Law

         The laws of the State of Connecticut will govern this Agreement. However, nothing in this Agreement will be construed contrary to any provision of the Advisers Act or the rules thereunder.

Section 19. Miscellaneous

         If any provision of this Agreement is or becomes inconsistent with any applicable law or rule, the provision will be deemed rescinded or modified to the extent necessary to comply with such law or rule. In all other respects, this Agreement will continue in full force and effect. This Agreement contains the entire understanding between Manager and Client and may not be changed except in writing signed by both parties. Failure to insist on strict compliance with this Agreement or with any of its terms or any continued conduct will not be considered a waiver by either party under this Agreement.

Section 20. Notices

       All notices and instructions with respect to the Account or other matters covered by this Agreement may be sent by U.S. mail express delivery services, facsimile, e-mail or other electronic means to Client and to Manager at the addresses at the end of this agreement or to another address provided in writing.

Section 21. Representations of Client

         Client represents and warrants to Manager that (a) Client is the beneficial owner of all assets in the Account and except as specifically identified by Client, there are no restrictions on transfer or sale of any of those assets; (b) this Agreement has been duly authorized, executed, and delivered by Client and is Client's valid and binding obligation; (c) the names of the individuals who are authorized to act under this Agreement on behalf of Client have been given to Manager in writing; (d) no government authorizations, approvals, consents, or filings not already obtained are required in connection with the execution, delivery, or performance of this Agreement by Client; and
(e) Client certifies that it is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting on behalf of any such plan. Client agrees to notify Manager in writing within five (5) days after the occurrence of an event making the above statement no longer accurate.

         Client agrees to indemnify, defend and hold harmless Manager and its officers, directors, agents, employees, shareholders, legal representatives, successors and assigns, from and against any and all claims, actions, suits, damages, costs, liabilities, judgments, losses, charges, costs and expenses, including attorneys' fees, of Manager arising from any failure by Client to accurately disclose its status under this Section or by reason of any defect in Client's authority to appoint Manager under this Agreement.

Section 22. Representations of Manager

       Manager represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by Manager and is its valid and binding obligation, (ii) it is registered with the United States Securities Exchange Commission ("SEC") as an investment advisor under the Advisors Act, and (iii) that it has all other licenses and registrations necessary to perform its obligations under this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Section 23. Form ADV

       Client has received and reviewed a copy of Part II of Manager's Form ADV and a copy of this Agreement.

Section 24. Independent Contractor

       The relationship of Manager to Client is and shall remain during the term of this Agreement that of independent contractor. Manager and Client are not partners or joint venturers with each other under this Agreement, and nothing in this Agreement shall be construed so as to make them partners or joint venturers, or to impose any liability as such on either of them.


AGREED TO AND ACCEPTED BY:

GENERAL RE - NEW ENGLAND                        PXRE REINSURANCE COMPANY
ASSET MANAGEMENT, INC.




/s/ Gerard T. Lynch                            /s/ James F. Dore
------------------------------------           -------------------------------
By: Gerard T. Lynch                            (Signature)
Its President
                                               James F. Dore
                                               -------------------------------
                                               (Name)

                                               Executive Vice President & Chief
                                               Financial Officer
                                               --------------------------------
                                               (Title)

Pond View Corporate Center                     399 Thornall St
76 Batterson Park Road                         Edison NJ 08837
Farmington, Connecticut 06032                  --------------------------------
                                               (Principal Address)

                                               06-1206728
                                               --------------------------------
                                               (Taxpayer Identification Number)

                                   SCHEDULE A

 I.  ACCOUNT ASSETS.

         A. Managed Assets - Client has deposited the following securities, cash and other assets with the Custodian identified below to be managed under this
Agreement:

         B. Unmanaged Assets - Client also deposited with the Custodian the following assets which are not to be managed under this Agreement:

II. CUSTODY OF ACCOUNT ASSETS. The assets to be managed under this Agreement and any Unmanaged Assets will be held by:


JP Morgan Chase                           Custodial Account Number: G05140
--------------------------------                                    -----------
(Name)

4 New York Plaza, 2nd Floor               Custodian Contact: Lillian White
--------------------------------                             ------------------
(Address)

New York, NY 1004-2413                    Contact Phone Number: 212-623-5242
--------------------------------                                ---------------

-------------------------------------------------------------------------------

III. FEES. Manager's fees for services provided under this Agreement, including assistance with Schedule D preparation provided under this Agreement shall be as follows:

Annual fee of .20 % (twenty hundredths of one percent) of the first $200 million of the Stat market value of the assets under management;

..15 % (fifteen hundredths of one percent) of the next $200 million of the Stat market value of the assets under management;

..10% (ten hundredths of one percent) of the Stat market value of the remaining assets under management.
-------------------------------------------------------------------------------

IV. BROKERAGE DIRECTION. Client directs Manager to cause all transactions for the Account to be executed through the following broker, dealer or bank:
-------------------------------------------------------------------------------

Client has read, understands and accepts the limitations that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.
-------------------------------------------------------------------------------

V. NAME OF CLIENT:                                   VI.  DATE:
PXRE REINSURANCE COMPANY

By: /s/ James F. Dore                                       4/8/02
--------------------------------                     --------------------------

                                   SCHEDULE B


                                      PXRE
                                UNMANAGED ASSETS


Bonds on Deposit for PXRE Reinsurance Company
             4/8/02   17:41


                                                                                                                 Maturity
Deposit with                                      Bank Contact             Par Value  Desc                Rate     Date
------------------------------------------------------------------------------------------------------------------------------
Oregon Department of Insurance
440 Labor and Industries Building                                            425,000  USTN                0.06375     8/15/02
Salem, Oregon 97310
Attn: Diane Koening                                 Tony
Tel: (503) 378-4281 ex620                       503-275-3333
Fax: (503) 378-4351

California Department of Insurance
Supervisor-Securities Deposit Unit                                            32,000  CD                              6/18/03
300 Capital Mall, Suite 1300
Sacramento, CA 95814                            Bank of America
Attn: Mr. Jose                                  Clarece Basken
916-492-3225                                      916-321-4611

Office of Commissioner of Insurance             Randy Thompson
7th Floor West Tower, Floyd Building          Wachovia Bank, N.A.             90,000  UST                   0.055     2/15/08
2 Martin Luther King, Jr. Drive               Georgia Serv Center
Atlantia, Georgia 30334                           MC NC 31013
Attn: Branda                              1 West 4th St Winston-Salem
404-651-6825                                        NC 27101
                                                P 336-770-6405
                                                F 336-770-4059

Office of the Treasurer                          Fleet Bank
55 Elm Street                                    Paul Foster                 500,000  Minnesota ST          0.05000   11/1/07
Hartford, Connecticut 06106                      617-346-5569 (PH)         2,000,000  Chicago Tax-a-Cent    0.04600   6/1/05
Attn: Carol Teller                               1 Federal Street          4,925,000  FNMA                  0.05750   2/15/08
Tel: (860) 566-5050 EXT 3122                     MADE 10306 A              ---------
Fax: (860) 702-3041                              Boston MA 02110           7,425,000

Commission of Insurance
(On Deposit At Bank One)
P.O. Box 94214
Baton Rouge, Lousiana                                                         50,000  USTN                  0.055     2/15/08
Attn: Cita Christian
Tel: (225) 342-1201
Fax: (225) 342-7352

Division of Treasury
Ms. Kaitlin Crowe
1 Ashburton Place                                                            100,000  USTN                  0.06375   8/15/02
Boston, Ma 02108
Tel (617) 367-3900 X234
Fax: (617) 523-1068

Merrill Lynch                                                                402,500  FNMA                  0.0575    2/15/08
110 South Bedford Road
Mt. Kisco, NY 10549
Attn: James Cotto
Tel: 1-800-374-8498
Fax: 1-914-244-3817
COLLATERAL FOR LOC-NY




                                                            Due         SEMI
Deposit with                              Cusip             Date        ANNUAL
-----------------------------------------------------------------------------
Oregon Department of Insurance
440 Labor and Industries Building         912827-G5-5     Feb/Aug      13,547
Salem, Oregon 97310
Attn: Diane Koening
Tel: (503) 378-4281 ex620
Fax: (503) 378-4351

California Department of Insurance
Supervisor-Securities Deposit Unit
300 Capital Mall, Suite 1300
Sacramento, CA 95814
Attn: Mr. Jose
916-492-3225

Office of Commissioner of Insurance
7th Floor West Tower, Floyd Building      9128273X6       Feb/Aug       2,475
2 Martin Luther King, Jr. Drive
Atlantia, Georgia 30334
Attn: Branda
404-651-6825



Office of the Treasurer
55 Elm Street                             604128L71       May/Nove     12,500
Hartford, Connecticut 06106               167709AT1       Jun/Dec      46,000
Attn: Carol Teller                        31359MDJ9       Feb/Aug     141,594
Tel: (860) 566-5050 EXT 3122
Fax: (860) 702-3041

Commission of Insurance
(On Deposit At Bank One)
P.O. Box 94214
Baton Rouge, Lousiana                     9128273X8       Feb/Aug       1,375
Attn: Cita Christian
Tel: (225) 342-1201
Fax: (225) 342-7352

Division of Treasury
Ms. Kaitlin Crowe
1 Ashburton Place                         912827-G5-5     Feb/Aug       3,188
Boston, Ma 02108
Tel (617) 367-3900 X234
Fax: (617) 523-1068

Merrill Lynch                             31359MDJ9       Feb/Aug      11,572
110 South Bedford Road
Mt. Kisco, NY 10549
Attn: James Cotto
Tel: 1-800-374-8498
Fax: 1-914-244-3817
COLLATERAL FOR LOC-NY



INVESTMENT GUIDELINES: The investment guidelines to be followed by Manager in managing Client's Account are set forth below:



------------------------------------------------------------------------------
NAME OF CLIENT:                                   DATE:
PXRE REINSURANCE COMPANY


By: /s/ James F. Dore                                         4/8/02
    -----------------------------------           -----------------------------

                                      PXRE
                                UNMANAGED ASSETS

Bonds on Deposit for PXRE Reinsurance Company
             4/18/02  17:41


                                                                                                           Maturity
Deposit with                                    Bank Contact       Par Value      Desc             Rate      Date      Cusip
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch                                                       2,125,000   Illinois State     0.05875   8/1/14    452149UQ8
100 Campus Drive                                                    4,000,000   Minnesota ST       0.05      11/1/07   604128L71
Park Avenue                                                        42,500,000   UST                0.03625   8/31/03   9128277CO
Fordham Park,NJ 07932                                              ----------
973-301-7750/7792                                                  48,625,000
973-301-7751 fax
COLLATERAL FOR LLOYDS
A/C #16M10354

Banc One Oklahoma
National safe keeping services                                        300,000   Chicago Tax        0.046     6/1/05    167709AT1
Client Service Dept, 6th Floor                                                  A Cent Lo IL
100 N. Broadway, Oklahoma City, Ok 73102
Attn: Judith Watts
P - 405-231-6966
F - 405-231-6483

Chase Manhattan Bank                                                6,006,478   Federal Home       0.0473    3/1/03
New York, NY                                                                    Loan Mortg. Corp
Purchased to cover finite deal                                                  Debt
Will mature in 2 years

Bank of America                                                       150,000   FNMA               0.0575    2/15/08   31359MDJ9
BK of NYC/BOATRUST
Attn: Brenda Nichols
Mail Code: AR1-101-06-06
PO Box 1681 Little Rock
AR 72203-1681
(501)378-1913

Attn: Maria Magdalena Linera                                          500,000   PR Electric        0.049     07/01/05  745268WX6
P - (787) 722-8686 X 2220                                                       Power Authority
F - (787) 787-722-4400
P.O. Box 8330
San Juan, Puerto Rico 00910-8330
Ref - E-67 (i)
Held @ Chase



                                                 Due          SEMI
Deposit with                                     Date        ANNUAL
--------------------------------------------------------------------
Merrill Lynch                                    Feb/Aug      62,422
100 Campus Drive                                 May/Nove    100,000
Park Avenue                                      Feb/Aug     770,313
Fordham Park,NJ 07932
973-301-7750/7792
973-301-7751 fax
COLLATERAL FOR LLOYDS
A/C #16M10354

Banc One Oklahoma
National safe keeping services                   Jun/Dec       6,900
Client Service Dept, 6th Floor
100 N. Broadway, Oklahoma City, Ok 73102
Attn: Judith Watts
P - 405-231-6966
F - 405-231-6483

Chase Manhattan Bank                             April/Oct   142,053
New York, NY
Purchased to cover finite deal
Will mature in 2 years

Bank of America                                  Feb/Aug       4,313
BK of NYC/BOATRUST
Attn: Brenda Nichols
Mail Code: AR1-101-06-06
PO Box 1681 Little Rock
AR 72203-1681
(501)378-1913

Attn: Maria Magdalena Linera                     Oct/March    12,250
P - (787) 722-8686 X 2220
F - (787) 787-722-4400
P.O. Box 8330
San Juan, Puerto Rico 00910-8330
Ref - E-67 (i)
Held @ Chase


                                   PXRE Group
                    Revised Draft Investment Policy Statement


                                                     Performance                                                    Permitted
Segment           Driven By                          Benchmarks              Investment Philosophy                  Investments
-------           ---------                          ----------              ---------------------                  ---------------
Excess Capital    Represents the balancing           Weighting of:           Maximize after tax reported returns    Treasury Bonds
                  portion of portfolio that is                               through investment in longer term      Agency Bonds
                  in excess of all actual and        -  Zurich Hedge         debt investments, hedge funds and      Municipal Bonds
                  projected obligations as              Fund of Funds        other limited partnerships.            Corporate Bonds
                  represented by the Liability          Index                Securities and sectors likely to       Mortgage-backed
                  and Primary Capital segments.                              aggregate with insurance portfolio       Securities
                  Represents surplus shareholder     -  Lehman Aggregate     to be avoided.                         Asset-backed
                  funds that can be more                AA Bond Index        Average maturities: none                 securities
                  aggressively invested to                                   Credit quality: Minimum BBB,           Hedge Funds
                  achieve higher returns. This       Depending on actual     Mortgage-backed and Asset-backed       Other Limited
                  portion of the portfolio           allocation in period    AA. Average AA or higher.                Partnerships
                  contains the non-bond                                      Diversification: No limit on U.S.
                  investments in hedge fund and                              Government, Agency or municipal
                  other limited partnerships.                                obligations. No more than the
                  This portion of the portfolio                              greater of $20 million or 5% of
                  is to be actively managed to                               portfolio any one corporate issuer
                  maximize reported return and                               AA or better, and no more than the
                  value across the permitted                                 greater of $10 million or 2.5% of
                  bond universe. The Hedge Fund                              portfolio for corporate issuer
                  guidelines are addressed                                   below AA, across all portfolio
                  separately.                                                segments.



                               Exhibit 2 Page 6 of 9

                                   PXRE Group
                           Investment Policy Statement


                                                     Performance                                                    Permitted
Segment           Driven By                          Benchmarks              Investment Philosophy                  Investments
-------           ---------                          ----------              ---------------------                  ---------------
Primary Capital   Need to maintain a level of        Lehman AA               Maximize after tax reported return     Treasury Bonds
                  capital and surplus to               7 year Index          while maintaining an appropriate         U.S
                  maintain licenses, for                                     preservation of capital. Allocation    Agency Bonds
                  regulatory purposes and to                                 between bond sectors should be         Municipal Bonds
                  conduct reinsurance                                        managed so as to earn maximum          Corporate Bonds
                  operations. Amounts in this                                yields complying with overall          Mortgage-backed
                  portfolio should be adequate                               investment guidelines.                   Securities
                                                                                Securities and sectors likely to    Asset-backed
                  to cover deficit in cash flows                             aggregate with insurance portfolio       Securities
                  from operations related to                                 to be avoided.
                  expected possible large loss                                  Due to the low probability
                  events as defined in the                                   of a large loss scenario, this
                  Company's annual plan. The                                 portfolio should be actively
                  amount would be determined                                 managed to reflect a balance
                  from the Company's annual plan                             between return and liquidity and to
                  by subtracting net written                                 maximize returns in the
                  premiums, related                                          intermediate term market (1-10
                  reinstatement premiuns from                                years) with an average maturity of
                  incurred losses net of                                     7 years. The portfolio should be
                  reinsurance recoverable,                                   managed to produce investment
                   (giving affect to an                                      income, while minimizing capital
                  anticipation delay in                                      depreciation and capital losses in
                  collection, related commission                             the event of a wholesale
                  and brokerage and the                                      liquidation of this portfolio to
                  projection of related payment                              fund a large loss.
                  patterns associated with the                               Average maturity: 7 years
                  loss.)                                                     Credit quality: Average grade AA -
                  This portfolio should be                                   Minimum BBB, and minimum AA for
                  structured so as to maximize                               asset-backed and mortgage-backed.
                  after-tax reported returns,                                Diversification: No limit on U.S.
                  whilst maintaining an                                      Government, Agency or municipal
                  appropriate preservation of                                obligations. No more than the
                  capital, low credit risk, and                              greater of $20 million or 5% of
                  relatively liquid in order to                              portfolio any one corporate issuer
                  be easily converted to cash                                AA or better, and no more than the
                  and cash equivalents in the                                greater of $10 million or 2.5% of
                  event of a large loss.                                     portfolio for corporate issuer
                                                                             below AA, across all portfolio
                                                                             segments.



                             Exhibit 2 Page 7 of 9

                                   PXRE Group
                           Investment Policy Statement


                                                     Performance                                                    Permitted
Segment           Driven By                          Benchmarks              Investment Philosophy                  Investments
-------           ---------                          ----------              ---------------------                  ---------------
Liability         Need to maintain investments       Lehman AA Bond index    Investment grade, intermediate         Treasury Bonds
Portfolio         whose duration and cash flow       with weighted           maturity bonds and money market        Agency Bonds
                  is reasonably matched to the       average duration        investments. Maintain a portfolio      Municipal Bonds
                  Company's obligations with         across Catastrophe      of laddered years or directly          Corporate Bonds
                  respect to losses and loss         and Finite and          matched to expected liabilities.       Mortgage-backed
                  expenses (net of reinsurance       Exited Lines,           Securities and sectors likely to         Securities
                  recoverable) and other             initially 2.5 years     aggregate with insurance portfolio     Asset backed
                  liabilities arising from                                   to be avoided.                           Securities
                  reinsurance agreements.                                    Average maturity: weighted average     Treasury Bills
                  This segment can vary in size                              computed quarterly.                      & Notes
                  dependent upon the status of                               Credit Quality: BBB or better.         Money Market
                  losses and therefore should be                             Average credit quality AA. Foreign,      Instruments:
                  adjusted to match the expected                             Mortgage-backed and Asset-backed         Commercial
                  cash flow requirements of the                              Securities minimum AA.                    Paper
                  Company's liabilities                                      Diversification: No limit on U.S.        Bankers'
                  quarterly.                                                 Government, Agency or municipal           Acceptances
                                                                             obligations. No more than the            Certificates
                                                                             greater of $20 million or 5% of           of Deposit
                                                                             portfolio any one corporate issuer     Foreign
                                                                             AA or better, and no more than the       Securities
                                                                             greater of $10 million or 2.5% of
                                                                             portfolio for corporate issuer
                                                                             below AA, across all portfolio
                                                                             segments.
                                                                             Foreign Securities: To match
                                                                             foreign exchange exposure



                              Exhibit 2 Page 8 of 9

                                   SCHEDULE C


PROXY VOTING GUIDELINES: The proxy voting guidelines to be followed by Manager in voting securities held in the Account are set forth below:

(If none, check here  /X/.)



NAME OF CLIENT:                                     DATE:
PXRE REINSURANCE COMPANY


By: /s/ James F. Dore                                         4/8/02
    -----------------------------------           -----------------------------

                                   SCHEDULE D

                             SECRETARY'S CERTIFICATE
                             -----------------------


    I, Bruce J. Byrnes, the Secretary of PXRE REINSURANCE COMPANY, (the "Corporation"), a Corporation organized and existing under the laws of the State of Connecticut hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.


  Name of Officer       Title                                Signature
  ---------------       -----                                ---------

James F. Dore           EVP & CFO                       /s/ James F. Dore
--------------------    -------------------------       -----------------------

R.E.J. Jeffreys         V.P. & Asst. Treas.             /s/ R.E.J. Jeffreys
--------------------    -------------------------       -----------------------

Gerald L. Radke         President & CEO                 /s/ Gerald L. Radke
--------------------    -------------------------       -----------------------

         This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.

         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.



           /s/ Bruce J. Byrnes                                 2/8/02
      ------------------------------                   ----------------------
                Secretary                                       Date


(Corporate Seal)

                                   Schedule E
                            PXRE REINSURANCE COMPANY

                        Accounting and Reporting Services



          Periodic Reporting of All Investment Income and Transactions

1.   STAT and GAAP basis reporting
2. Review of monthly market values from reliable independent pricing sources by Asset Class Specialists
3.   Monthly general ledger journal entries
4. Monthly general ledger and trial balance preparation and reconciliation to Statutory Schedule D Reports
5.   Monthly reconciliation to Client custodians and discrepancy resolution
6. Monthly, quarterly and annual reporting packages delivered to Client by mail, electronic transfer or via website
7.   Summary and Detail Transaction Reports
8.   Investment Income Earned Report
9.   Monthly Appraisal Reports
10.  Rating of securities by Standard & Poor's, Moody's, Fitch
11.  Periodic FAS 91 Adjustments


                               Statutory Reporting

1.   Assistance in preparation of Quarterly and Annual Statutory Schedule D
     Reports
2.   Quarterly and Annual NAIC pricing and designations
3.   Securities Valuation Office ("SVO") filings

                 GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC.



                         Investment Management Agreement
                         -------------------------------


         This Agreement is made as of the 8 day of April, 2002, between


1. GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Delaware ("Manager"); and

2. PXRE GROUP LTD., a corporation organized under the laws of BERMUDA (the "Client").

         WHEREAS, Client desires to appoint Manager as the investment manager of that portion of Client's assets constituting the Account (as defined below) for fees agreed upon in Schedule A. III.;

         NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

Section 1. The Account

         The cash, securities and other assets placed by Client in the account to be managed under this Agreement (the "Account") are listed on Section l.A. of Schedule A. Assets may be added to the Account at any time. Client will provide notification to the Manager of any such additions. The Account will include these assets and any changes in them resulting from transactions directed by Manager, withdrawals and additions made by Client, or dividends, interest, stock splits and other earnings, gains or losses on the assets.

         Assets of the Client that are not to be managed by Manager are separately identified on Schedule A ("Unmanaged Assets"). Manager may include these assets in its periodic reports to Client, but will exclude their value when calculating Manager's asset management fees.

Section 2. Management of the Account

         Manager will make all investment decisions for the Account, in Manager's sole discretion and without first consulting or notifying Client, subject to and in accordance with the investment restrictions and guidelines which are attached as Schedule B (the "Investment Guidelines"). If Manager manages only a portion of Client's portfolio, unless otherwise specified by Client in writing, Investment Guidelines' restrictions relate specifically to the assets managed by Manager. Client may change these Investment Guidelines at any time, but Manager will be bound by the changes only after it has received and agreed to them in writing. Other than by the Investment Guidelines, the insurance laws and regulations of the State of Connecticut (the "Insurance Laws"), and the terms of this Agreement, the investments made by Manager on behalf of the Client will not be restricted in any manner.

         Subject to the Investment Guidelines and the Insurance Laws, Manager will have full power and authority, on behalf of Client, to instruct any brokers, dealers or banks to buy, sell, exchange, convert or otherwise trade in all securities, futures or other investments for the Account.

         Manager will not be responsible for giving Client investment advice or taking any other action with respect to Unmanaged Assets.

         Client appoints Manager as the true and lawful attorney of the Client for and in the name, place and stead of Client, in Manager's unrestricted discretion, to operate and conduct the brokerage accounts of the Client relating to the Account and to do and perform all and every act and thing whatsoever requisite in furtherance of this Agreement, including the execution of all writings related to the purchase or sale, assignments, transfers and ownership of any stocks, bonds, commodities, or other securities. Manager is hereby fully authorized to act and rely on the authority vested pursuant to said power of attorney.

         Effective as of January 1, 2002, and until further notice, Manager will provide the investment accounting services for Client as set forth in Schedule E, and will assist Client in preparing Client's statutory Schedule D, if applicable. Client acknowledges that Manager will provide accounting data according to Manager's standard interpretation of accounting principles, unless expressly instructed otherwise by Client's prior written notice.

Section 3. Transactions for the Account

         Manager will arrange for securities transactions for the Account to be executed through those brokers, dealers or banks that Manager reasonably believes will provide best execution. In choosing a broker, dealer or bank, Manager will consider the broker, dealer or bank's execution capability, reputation and access to the markets for the securities being traded for the Account. Manager will seek competitive commission rates, but not necessarily the lowest rates available.

         Manager may also send transactions for the Account to brokers who charge higher commissions than other brokers, provided that Manager determines in good faith that the amount of commissions Manager pays is reasonable in relation to the value of the brokerage and research services provided, viewed in terms either of that particular transaction or Manager's overall responsibilities with respect to all clients whose accounts Manager manages on a discretionary basis.

         Portfolio transactions for each client account generally are completed independently. However, if Manager decides to purchase or sell the same securities for Client and other clients at about the same time, Manager may combine Client's order with those of other clients if Manager reasonably believes that it will be able to negotiate better prices or lower commission rates or transaction costs for the combined order than for Client's order alone. Client will pay the average price and transaction costs obtained for such combined orders. Manager generally will allocate securities purchased or sold as part of a combined order to Client's Account and to accounts of other clients according to the size of the order placed for each client.

         If Manager cannot obtain execution for the total amount of the securities in the combined orders, adjustments to the allocation will be made on a random number generator methodology. However, Manager may increase or decrease the amounts of securities allocated to each client if necessary to avoid having odd or small numbers of shares held for the account of any client. Each client that participates in a combined order will receive or pay the average share price and/or transactions costs for all transactions executed as part of the combined order.

         If Client directs Manager to use particular brokers, dealers or banks to execute transactions for the Account, Manager will do so, but Manager will not seek better execution services or prices for Client from other brokers, dealers or banks, and Client may pay higher prices or transaction costs as a result. Manager also may not be able to seek better execution services for Client by combining Client's orders with those of other clients.

         Client may direct all transactions for the Account to a particular broker, dealer or bank, by writing the name and address of that broker, dealer or bank in the space provided on Schedule A.

Section 4. Transaction Confirmations

         Manager will instruct the brokers, dealers or banks who execute transactions for the Account to send Client all transaction confirmations, unless Client chooses not to receive confirmations. If Client does not wish to receive individual confirmations, this box should be checked. |_|

         Client may elect to receive individual confirmations at any time by giving Manager written notice.

Section 5. Custody of Account Assets

         The assets in the Account will be held for Client by the custodian named on Schedule A (the "Custodian"). Manager will not have custody of any Account assets. Client will pay all fees of the Custodian.

         Client will authorize the Custodian to follow Manager's instructions to make and accept payments for, and to deliver or to receive, securities, cash or other investments purchased, sold, redeemed, or exchanged for the Account. Client also will instruct the Custodian to send Client and Manager monthly statements showing the assets in and all transactions for the Account during the month, including any payments of Manager's fees.

         Client will provide Manager with a copy of its agreement with the Custodian, and will give Manager reasonable advance notice of any change of Custodian.

Section 6. Reports to Client

         Manager will send Client monthly written reports showing the identity, cost and current market value of the assets in the Account and each transaction made for the Account during the period covered by the report, which reports shall include the information set forth on Schedule E hereto and such other information as Client may reasonably request from time to time. The Account's performance will be sent monthly, quarterly or annually upon Client request.

Section 7. Account Valuation

         Manager will value the securities in the Account using independent pricing sources. All securities in the Account that are listed and traded on a national securities exchange or on NASDAQ shall be valued on the valuation date at the closing price on the principal market where the securities are traded. All other securities shall be valued in accordance with any reasonable valuation method selected by Manager, consistent with industry accepted practices. While GR-NEAM does its best to obtain representative market prices for all securities in the Account, such prices do not always reflect the price actually received or paid on the open market.

Section 8. Manager's Fees

         For Manager's services, Client will pay a percentage of the value, as determined under Section 7 of this Agreement, of all assets in the Account (excluding Unmanaged Assets) as of the last trading day of each calendar month. The fees are payable at the end of each calendar quarter for services provided by Manager during the prior three months. The percentage amount of the fees is shown on Schedule A. In any partial quarter, the fees will be reduced pro rata based on the number of days the Account was managed.


         Client agrees to pay Manager's fees as follows:

         |_| The Custodian will deduct the fees from Client's Account and pay them to Manager each quarter. Manager will send Client and the Custodian at the same time a bill showing the amount of Manager's fees, the Account value on which they were based and how they were calculated. The Custodian will send Client a monthly statement showing all amounts paid from the Account, including Manager's fees.

         |x| Client will be billed directly by Manager and will pay Manager's fees within 30 days Of receiving the bill.

         If Manager invests in securities issued by money market funds or other investment companies for the Account, these securities will be included in the value of the Account when Manager's fees are calculated. These same assets will be subject to additional investment management and other fees that are paid by the investment company but ultimately borne by its shareholders. These additional fees are described in each investment company's prospectus.


Section 9. Proxy Voting

         Proxies for securities in the Account should be voted as follows:

         |_| Client directs Manager not to vote proxies for securities held for the Account.

         |X| Client directs Manager to vote all proxies for securities held for Client's Account in accordance with --

                  |X|      Manager's own discretion

                                       or

                  |_|      Client's proxy voting guidelines attached as Schedule
                           C.

         Client will direct Custodian to send promptly all proxies and related shareholder communications to Manager and to identify them as relating to Client's Account. Client understands that Manager will not be able to vote proxies if they are not received on a timely basis from the Custodian as properly identified as relating to Client's Account. Manager shall not be responsible for voting proxies of foreign securities, and will forward them to Client for completion.

         These proxy voting instructions may be changed at any time by notifying Manager in writing.

Section 10. Legal Proceedings

         Manager will not advise or act for Client in any legal proceedings, including bankruptcies or class actions, involving securities held in the Account or issuers of those securities.

Section 11. Risk

         Manager cannot guarantee the future performance of the Account, promise any specific level of performance or promise that its investment decisions, strategies or overall management of the Account will be successful. The investment decisions Manager will make for Client are subject to various market, currency, economic, political and business risks, and will not necessarily be profitable.

Section 12. Standard of Care; Limitation of Liability

         Except as may otherwise be provided by law, Manager will not be liable to Client for any loss (i) that Client may suffer as a result of Manager's good faith decisions or actions where Manager exercises the degree of care, skill, prudence and diligence that a prudent person acting in a like fiduciary capacity would use; (ii) caused by following Client's instructions; or (iii) caused by the Custodian, any broker, dealer or bank to which Manager directs transactions for the Account or any other person, except in the case of, and only to the extent that, the negligence or willful misconduct of Manager contributed to the loss.

         Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Client's rights under those laws.

         Except as set forth above with respect to the Account, Manager will not be responsible for Client's own compliance with the insurance investment laws of Client's state of domicile. Notwithstanding any other provision in this Agreement, Manager shall not be responsible for Client's compliance with applicable tax laws.

         In managing the Account, Manager will not consider any other securities, cash, or other investments or assets Client owns for diversification or other purposes. Manager shall have no responsibility whatsoever for the management of the Unmanaged Assets or any assets of Client other than the Account and shall incur no liability for any loss or damage which may result from the management of such other assets.

Section 13. Client Directions

         The names and specimen signatures of each individual who is authorized to give directions to Manager on Client's behalf under this Agreement are set forth on Schedule D. Directions received by Manager from Client must be signed by at least one such person. If Manager receives directions from Client which are not signed by a person that Manager reasonably believes is authorized to do so, Manager shall not be required to comply with such directions until it verifies that the directions are properly authorized by Client.

         Manager shall be fully protected in relying upon any direction signed or given by a person that Manager reasonably believes is authorized to give such directions on Client's behalf. Manager also shall be fully protected when acting upon an instrument, certificate, or paper that Manager reasonably believes to be genuine and to be signed or presented by any such person or persons. Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of truth and accuracy of statements contained therein.

Section 14. Confidentiality


         Except as Client and Manager otherwise agree or as may be required by law, all information concerning the Account and services provided under this Agreement shall be kept confidential.

Section 15. Non-Exclusive Agreement

         Manager provides investment advice to other clients and may give them advice or take actions for them, for Manager's own accounts or for accounts of persons related to or employed by Manager, that is different from advice provided to or actions taken for Client.

         Manager is not obligated to buy, sell or recommend for Client's Account any security or other investment that Manager may buy, sell or recommend for other clients or for the account of Manager or its related persons or employees.

         If Manager obtains material, non-public information about a security or its issuer that Manager may not lawfully use or disclose, Manager will have no obligation to disclose the information to Client or to use it for Client's benefit.

Section 16. Term of Agreement

         Either Client or Manager may cancel this Agreement at any time upon 30 days written notice. This Agreement will remain in effect until terminated. Termination of this Agreement will not affect (i) the validity of any action that Manager or Client has previously taken; (ii) the liabilities or obligations of Manager or Client for transactions started before termination; or (iii) Client's obligation to pay Manager's fees through the date of termination. Upon termination, Manager will have no obligation to recommend or take any action with regard to the securities, cash or other assets in the Account.

Section 17. Agreement Not Assignable

         This Agreement may not be assigned within the meaning of the Investment Advisers Act of 1940 (the "Advisers Act") by Manager without Client's consent.

Section 18. Governing Law

         The laws of the State of Connecticut will govern this Agreement. However, nothing in this Agreement will be construed contrary to any provision of the Advisers Act or the rules thereunder.

Section 19. Miscellaneous

         If any provision of this Agreement is or becomes inconsistent with any applicable law or rule, the provision will be deemed rescinded or modified to the extent necessary to comply with such law or rule. In all other respects, this Agreement will continue in full force and effect. This Agreement contains the entire understanding between Manager and Client and may not be changed except in writing signed by both parties. Failure to insist on strict compliance with this Agreement or with any of its terms or any continued conduct will not be considered a waiver by either party under this Agreement.

Section 20. Notices

      All notices and instructions with respect to the Account or other matters covered by this Agreement may be sent by U.S. mail express delivery services, facsimile, e-mail or other electronic means to Client and to Manager at the addresses at the end of this agreement or to another address provided in writing.

Section 21. Representations of Client

         Client represents and warrants to Manager that (a) Client is the beneficial owner of all assets in the Account and except as specifically identified by Client, there are no restrictions on transfer or sale of any of those assets; (b) this Agreement has been duly authorized, executed, and delivered by Client and is Client's valid and binding obligation; (c) the names of the individuals who are authorized to act under this Agreement on behalf of Client have been given to Manager in writing; (d) no government authorizations, approvals, consents, or filings not already obtained are required in connection with the execution, delivery, or performance of this Agreement by Client; and
(e) Client certifies that it is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting on behalf of any such plan. Client agrees to notify Manager in writing within five (5) days after the occurrence of an event making the above statement no longer accurate.

         Client agrees to indemnify, defend and hold harmless Manager and its officers, directors, agents, employees, shareholders, legal representatives, successors and assigns, from and against any and all claims, actions, suits, damages, costs, liabilities, judgments, losses, charges, costs and expenses, including attorneys' fees, of Manager arising from any failure by Client to accurately disclose its status under this Section or by reason of any defect in Client's authority to appoint Manager under this Agreement.

Section 22. Representations of Manager

      Manager represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by Manager and is its valid and binding obligation, (ii) it is registered with the United States Securities Exchange Commission ("SEC") as an investment advisor under the Advisors Act; and (iii) that it has all other licenses and registrations necessary to perform its obligations under this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Section 23. Form ADV

      Client has received and reviewed a copy of Part II of Manager's Form ADV and a copy of this Agreement.

Section 24. Independent Contractor

      The relationship of Manager to Client is and shall remain during the term of this Agreement that of independent contractor. Manager and Client are not partners or joint venturers with each other under this Agreement, and nothing in this Agreement shall be construed so as to make them partners or joint venturers, or to impose any liability as such on either of them.


AGREED TO AND ACCEPTED BY:

GENERAL RE-NEW ENGLAND                         PXRE GROUP LTD.
ASSET MANAGEMENT, INC.

/s/ Gerard T. Lynch                            /s/ Jeffrey L. Radke
-------------------------                      --------------------------------
By: Gerard T. Lynch                            (Signature)
Its President                                  Jeffrey L. Radke
                                               --------------------------------
                                               (Name)

                                               President
                                               --------------------------------
                                               (Title)

Pond View Corporate Center                     99 Front Street
76 Batterson Park Road                         --------------------------------
Farmington, Connecticut 06032                  Hamilton HM12, Bermuda
                                               --------------------------------
                                               (Principal Address)
                                                       98-0214719
                                               --------------------------------
                                               (Taxpayer Identification Number)

                                   SCHEDULE A
I.   ACCOUNT ASSETS.

         A. Managed Assets - Client has deposited the following securities, cash and other assets with the Custodian identified below to be managed under this
Agreement:


         B. Unmanaged Assets - Client also deposited with the Custodian the following assets which are not to be managed under this Agreement:

-------------------------------------------------------------------------------
II. CUSTODY OF ACCOUNT ASSETS. The assets to be managed under this Agreement and any Unmanaged Assets will be held by:

                                       Custodial Account Number:
-------------------------------------                           ---------------
(Name)

        SEE ATTACHED                   Custodian Contact:
-------------------------------------                     ---------------------
(Address)
                                       Contact Phone Number:
--------------------------------------                       ------------------

-------------------------------------------------------------------------------
III. FEES. Manager's fees for services provided under this Agreement, including assistance with Schedule D preparation provided under this Agreement shall be as follows:

Annual fee of .20% (twenty hundredths of one percent) of the first $200 million of the Stat market value of the assets under management;

..15% (fifteen hundredths of one percent) of the next $200 million of the Stat market value of the assets under management;

..10% (ten hundredths of one percent) of the Stat market value of the remaining assets under management.

The assets of PXRE REINSURANCE COMPANY, PXRE REINSURANCE LTD. AND PXRE GROUP LTD. shall be aggregated for fee purposes.

IV. BROKERAGE DIRECTION. Client directs Manager to cause all transactions for the Account to be executed through the following broker, dealer or bank:

Client has read, understands and accepts the limitations that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.

-------------------------------------------------------------------------------
V. NAME OF CLIENT:                                         VI. DATE:
PXRE GROUP LTD.

By:   /s/ Jeffrey L. Radke                                 April 8 2002
     --------------------------                            --------------------
     J. L. Radke

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT GUIDELINES: The investment guidelines to be followed by Manager in managing Client's Account are set forth below:



































-------------------------------------------------------------------------------
NAME OF CLIENT:                                            DATE:
PXRE GROUP LTD.

By:   /s/ Jeffrey L. Radke                                 April 8, 2002
     --------------------------                            --------------------
     J. L. Radke

-------------------------------------------------------------------------------

                                   PXRE Group
                    Revised Draft Investment Policy Statement


                                                       Performance
 Segment                Driven By                       Benchmarks              Investments Philosophy         Permitted Investments
 -------                ---------                       ----------              ----------------------         ---------------------
Excess Capital   Represents the balancing portion    Weighting of:            Maximize after tax reported          Treasury Bonds
                 of portfolio that is in excess                               returns through investment in        Agency Bonds
                 of all actual and projected         -  Zurich Hedge          longer term debt investments,        Municipal Bonds
                 obligations as represented by          Fund of Funds         hedge funds and other limited        Corporate Bonds
                 the Liability and Primary              Index                 partnerships. Securities and         Mortgage-backed
                 Capital segments. Represents                                 sectors likely to aggregate with     Securities
                 surplus shareholder funds that      -  Lehman Aggregate      insurance portfolio to be            Asset-backed
                 can be more aggressively               AA Bond Index         avoided. Average maturities:         securities
                 invested to achieve higher                                   none Credit quality: Minimum         Hedge Funds
                 returns. This portion of the        Depending on actual      BBB, Mortgage-backed and             Other Limited
                 portfolio contains the non-bond     allocation in period     Asset-backed AA. Average AA or       Partnerships
                 investments in hedge fund and                                higher. Diversification: No
                 other limited partnerships. This                             limit on U.S Government, Agency
                 portion of the portfolio is to                               or municipal obligations. No
                 be actively managed to maximize                              more than the greater of $20
                 reported return and value across                             million or 5% of portfolio any
                 the permitted bond universe. The                             one corporate issuer AA
                 Hedge Fund guidelines are                                    or better, and no more than the
                 addressed separately.                                        greater of $10 million or 2.5%
                                                                              of portfolio for corporate
                                                                              issuer below AA, across all
                                                                              portfolio segments.


                              Exhibit 2 Page 6 of 9

                                   PXRE Group
                           Investment Policy Statement


                                                       Performance
 Segment                Driven By                       Benchmarks            Investments Philosophy          Permitted Investments
 -------                ---------                       ----------            ----------------------          ---------------------
Primary Capital  Need to maintain a level of         Lehman AA              Maximize after-tax reported          Treasury Bonds U.S.
                 capital and surplus to maintain         7 year Index       return while maintaining an          Agency Bonds
                 licenses, for regulatory                                   appropriate preservation of          Municipal Bonds
                 purposes and to conduct                                    capital. Allocation between bond     Corporate Bonds
                 reinsurance operations. Amounts                            sectors should be managed so as      Mortgage-backed
                 in this portfolio should be                                to earn maximum yields complying     Securities
                 adequate to cover deficit in                               with overall investment              Asset-backed
                 cash flows from operations                                 guidelines. Securities and           Securities
                 related to expected possible                               sectors likely to aggregate with
                 large loss events as defined in                            insurance portfolio to be
                 the Company's annual plan. The                             avoided. Due to the low
                 amount would be determined from                            probability of a large loss
                 the Company's annual plan by                               scenario, this portfolio should
                 subtracting net written                                    be actively managed to reflect a
                 premiums, related reinstatement                            balance between return and
                 premiums from incurred losses                              liquidity and to maximize
                 net of reinsurance recoverable,                            returns in the intermediate term
                 (giving affect to an                                       market (1-10 years) with an
                 anticipation delay in                                      average maturity of 7 years. The
                 collection, related commission                             portfolio should be managed to
                 and brokerage and the projection                           produce investment income, while
                 of related payment patterns                                minimizing capital depreciation
                 associated with the loss. This                             and capital losses in the event
                 portfolio should be structured                             of a wholesale liquidation of
                 so as to maximize after-tax                                this portfolio to fund a large
                 reported returns, whilst                                   loss. Average maturity: 7 years
                 maintaining an appropriate                                 Credit quality: Average grade AA
                 preservation of capital, low                               - Minimum BBB. and minimum AA
                 credit risk, and relatively                                for asset-backed and
                 liquid in order to be easily                               mortgage-backed.
                 converted to cash and cash                                 Diversification: No limit on US.
                 equivalents in the event of a                              Government, Agency or municipal
                 large loss.                                                obligations. No more than the
                                                                            greater of $20 million or 5% of
                                                                            portfolio any one corporate
                                                                            issuer AA or better, and no more
                                                                            than the greater of $10 million
                                                                            or 2.5% of portfolio for
                                                                            corporate issuer below AA,
                                                                            across all portfolio segments.



                             Exhibit 2 Page 7 of 9

                                   PXRE Group
                           Investment Policy Statement


                                                       Performance
 Segment                Driven By                       Benchmarks            Investments Philosophy          Permitted Investments
 -------                ---------                       ----------            ----------------------          ---------------------
Liability        Need to maintain investments        Lehman AA Bond           Investment grade, intermediate       Treasury Bonds
Portfolio        whose duration and cash flow is     index with               maturity bonds and money market      Agency Bonds
                 reasonably matched to the           weighted average         investments. Maintain a              Municipal Bands
                 Company's obligations with          duration across          portfolio of laddered years or       Corporate Bonds
                 respect to losses and loss          Catastrophe and          directly matched to expected         Mortgage-backed
                 expenses (net of reinsurance        Finite and               liabilities. Securities and          Securities
                 recoverable) and other              Exited Lines,            sectors likely to aggregate with     Asset backed
                 liabilities arising from            initially 2.5            insurance portfolio to be            Securities
                 reinsurance agreements. This        years                    avoided. Average maturity:           Treasury Bills &
                 segment can vary in size                                     weighted average computed            Notes
                 dependent upon the status of                                 quarterly. Credit Quality: BBB       Money Market
                 losses and therefore should be                               or better. Average credit            Instruments:
                 adjusted to match the expected                               quality AA. Foreign,                 Commercial Paper
                 cash flow requirements of the                                Mortgage-backed and Asset-backed     Bankers'
                 Company's liabilities quarterly.                             Securities minimum AA.               Acceptances
                                                                              Diversification: No limit on U.S.    Certificates of
                                                                              Government, Agency or municipal      Deposit
                                                                              obligations. No more than the        Foreign
                                                                              greater of $20 million or 5% of      Securities
                                                                              portfolio any one corporate
                                                                              issuer AA or better, and no more
                                                                              than the greater of $10 million
                                                                              or 2.5% of portfolio for
                                                                              corporate issuer below AA,
                                                                              across all portfolio segments.
                                                                              Foreign Securities: To match
                                                                              foreign exchange exposure



                             Exhibit 2 Pages 8 of 9

                                   SCHEDULE C

--------------------------------------------------------------------------------
PROXY VOTING GUIDELINES: The proxy voting guidelines to be followed by Manager in voting securities held in the Account are set forth below:

(If none, check here |X|)





























-------------------------------------------------------------------------------
NAME OF CLIENT:                                            DATE:
PXRE Group Ltd.

By:   /s/ Jeffrey L. Radke                                 April 8, 2002
     --------------------------                            --------------------
     Jeffrey L. Radke

-------------------------------------------------------------------------------

                                   SCHEDULE D

                            SECRETARY'S CERTIFICATE
                            -----------------------

I, I. S. Outerbridge, the Assistant Secretary of PXRE Group LTD, (the "Corporation"), a Corporation organized and existing under the laws of BERMUDA hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

 Name of Officer                   Title                      Signature

JEFFREY L. RADKE                 PRESIDENT              /s/  Jeffrey L. Radke
-----------------               -----------             -----------------------

LEATRICE J. ROMAN            ASSIST. CONTROLLER         /s/ Leatrice J. Roman
-----------------            ------------------         -----------------------


-----------------            ------------------         -----------------------

         This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.


         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.


 /s/ I. S. Outerbridge                                         April 8, 2002
---------------------------------------                       ----------------
         Assistant Secretary                                       Date


[SEAL]

                                   Schedule E
                                 PXRE Group LTD.

                        Accounting and Reporting Services



          Periodic Reporting of All Investment Income and Transactions

1.    STAT and GAAP basis reporting
2. Review of monthly market values from reliable independent pricing sources by Asset Class Specialists
3.    Monthly general ledger journal entries
4. Monthly general ledger and trial balance preparation and reconciliation to Statutory Schedule D Reports
5.    Monthly reconciliation to Client custodians and discrepancy resolution
6. Monthly, quarterly and annual reporting packages delivered to Client by mail, electronic transfer or via website
7.    Summary and Detail Transaction Reports
8.    Investment Income Earned Report
9.    Monthly Appraisal Reports
10.   Rating of securities by Standard & Poor's, Moody's, Fitch
11.   Periodic FAS 91 Adjustments


                               Statutory Reporting

1.    Assistance in preparation of Quarterly and Annual Statutory Schedule D
      Reports
2.    Quarterly and Annual NAIC pricing and designations
3.    Securities Valuation Office ("SVO") filings

                               CUSTODY OF ACCOUNT ASSETS
                               -------------------------



 1)      Nations Funds
         Bank of America Collateral Acct for
         PXRE Reinsurance Ltd. (2)
         P0 Box 34602, Charlotte
         NC 28254 4602

         Custodial Account Number:             857675
         Custodian Contact:                    Anna Cannon
         Contact Phone Number:                 704 386 5601



2)       JP Morgan
         For PXRE Reinsurance Ltd.
         2001 Bryan Street 11th Floor
         Dallas, TX 75201

         Custodial Account Number:             PXRE Reinsurance Ltd. P 312909.2
         Custodian Contact:                    Christopher Greene
         Contact Phone Number:                 214 946 8477


3)       JP Morgan
         4 New York Plaza, 2nd Floor
         New York, NY 10004-2413

         Custodial Account Number:             PXRE Reinsurance Ltd. G08509
         Custodian Contact:                    John Dipalo
         Contact Phone Number:                 212 623 0781



4)       JP Morgan
         4 New York Plaza, 2nd Floor
         New York, NY 10004-2413

         Custodial Account Number:            PXRE Group Ltd. G08510
         Custodian Contact:                   John Dipalo
         Contact Phone Number:                212 623 0781

                 GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC.


                         Investment Management Agreement
                         -------------------------------


         This Agreement is made as of the 8th day of April, 2002, between

1. GENERAL RE - NEW ENGLAND ASSET MANAGEMENT, INC., a corporation organized under the laws of the State of Delaware ("Manager"); and

2. PXRE REINSURANCE LTD., a corporation organized under the laws of Bermuda (the "Client").

         WHEREAS, Client desires to appoint Manager as the investment manager of that portion of Client's assets constituting the Account (as defined below) for fees agreed upon in Schedule A. III.;

         NOW THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

Section 1. The Account

         The cash, securities and other assets placed by Client in the account to be managed under this Agreement (the "Account") are listed on Section I.A. of Schedule A. Assets may be added to the Account at any time. Client will provide notification to the Manager of any such additions. The Account will include these assets and any changes in them resulting from transactions directed by Manager, withdrawals and additions made by Client, or dividends, interest, stock splits and other earnings, gains or losses on the assets.

         Assets of the Client that are not to be managed by Manager are separately identified on Schedule A ("Unmanaged Assets"). Manager may include these assets in its periodic reports to Client, but will exclude their value when calculating Manager's asset management fees.

Section 2. Management of the Account

         Manager will make all investment decisions for the Account, in Manager's sole discretion and without first consulting or notifying Client, subject to and in accordance with the investment restrictions and guidelines which are attached as Schedule B (the "Investment Guidelines"). If Manager manages only a portion of Client's portfolio, unless otherwise specified by Client in writing, Investment Guidelines' restrictions relate specifically to the assets managed by Manager. Client may change these Investment Guidelines at any time, but Manager will be bound by the changes only after it has received and agreed to them in writing. Other than by the Investment Guidelines, the insurance laws and regulations of the State of Connecticut (the "Insurance Laws"), and the terms of this Agreement, the investments made by Manager on behalf of the Client will not be restricted in any manner.

         Subject to the Investment Guidelines and the Insurance Laws, Manager will have full power and authority, on behalf of Client, to instruct any brokers, dealers or banks to buy, sell, exchange, convert or otherwise trade in all securities, futures or other investments for the Account.

         Manager will not be responsible for giving Client investment advice or taking any other action with respect to Unmanaged Assets.

         Client appoints Manager as the true and lawful attorney of the Client for and in the name, place and stead of Client, in Manager's unrestricted discretion, to operate and conduct the brokerage accounts of the Client relating to the Account and to do and perform all and every act and thing whatsoever requisite in furtherance of this Agreement, including the execution of all writings related to the purchase or sale, assignments, transfers and ownership of any stocks, bonds, commodities, or other securities. Manager is hereby fully authorized to act and rely on the authority vested pursuant to said power of attorney.

         Effective as of January 1, 2002, and until further notice, Manager will provide the investment accounting services for Client as set forth in Schedule E, and will assist Client in preparing Client's statutory Schedule D, if applicable. Client acknowledges that Manager will provide accounting data according to Manager's standard interpretation of accounting principles, unless expressly instructed otherwise by Client's prior written notice.

Section 3. Transactions for the Account

         Manager will arrange for securities transactions for the Account to be executed through those brokers, dealers or banks that Manager reasonably believes will provide best execution. In choosing a broker, dealer or bank, Manager will consider the broker, dealer or bank's execution capability, reputation and access to the markets for the securities being traded for the Account. Manager will seek competitive commission rates, but not necessarily the lowest rates available.

         Manager may also send transactions for the Account to brokers who charge higher commissions than other brokers, provided that Manager determines in good faith that the amount of commissions Manager pays is reasonable in relation to the value of the brokerage and research services provided, viewed in terms either of that particular transaction or Manager's overall responsibilities with respect to all clients whose accounts Manager manages on a discretionary basis.

         Portfolio transactions for each client account generally are completed independently. However, if Manager decides to purchase or sell the same securities for Client and other clients at about the same time, Manager may combine Client's order with those of other clients if Manager reasonably believes that it will be able to negotiate better prices or lower commission rates or transaction costs for the combined order than for Client's order alone. Client will pay the average price and transaction costs obtained for such combined orders. Manager generally will allocate securities purchased or sold as part of a combined order to Client's Account and to accounts of other clients according to the size of the order placed for each client.

         If Manager cannot obtain execution for the total amount of the securities in the combined orders, adjustments to the allocation will be made on a random number generator methodology. However, Manager may increase or decrease the amounts of securities allocated to each client if necessary to avoid having odd or small numbers of shares held for the account of any client. Each client that participates in a combined order will receive or pay the average share price and/or transactions costs for all transactions executed as part of the combined order.

         If Client directs Manager to use particular brokers, dealers or banks to execute transactions for the Account, Manager will do so, but Manager will not seek better execution services or prices for Client from other brokers, dealers or banks, and Client may pay higher prices or transaction costs as a result. Manager also may not be able to seek better execution services for Client by combining Client's orders with those of other clients.

         Client may direct all transactions for the Account to a particular broker, dealer or bank, by writing the name and address of that broker, dealer or bank in the space provided on Schedule A.

Section 4. Transaction Confirmations

         Manager will instruct the brokers, dealers or banks who execute transactions for the Account to send Client all transaction confirmations, unless Client chooses not to receive confirmations. If Client does not wish to receive individual confirmations, this box should be checked. |_|

         Client may elect to receive individual confirmations at any time by giving Manager written notice.

Section 5. Custody of Account Assets

         The assets in the Account will be held for Client by the custodian named on Schedule A (the "Custodian"). Manager will not have custody of any Account assets. Client will pay all fees of the Custodian.

         Client will authorize the Custodian to follow Manager's instructions to make and accept payments for, and to deliver or to receive, securities, cash or other investments purchased, sold, redeemed, or exchanged for the Account. Client also will instruct the Custodian to send Client and Manager monthly statements showing the assets in and all transactions for the Account during the month, including any payments of Manager's fees.

         Client will provide Manager with a copy of its agreement with the Custodian, and will give Manager reasonable advance notice of any change of Custodian.

Section 6. Reports to Client

         Manager will send Client monthly written reports showing the identity, cost and current market value of the assets in the Account and each transaction made for the Account during the period covered by the report, which reports shall include the information set forth on Schedule E hereto and such other information as Client may reasonably request from time to time. The Account's performance will be sent monthly, quarterly or annually upon Client request.

Section 7. Account Valuation

         Manager will value the securities in the Account using independent pricing sources. All securities in the Account that are listed and traded on a national securities exchange or on NASDAQ shall be valued on the valuation date at the closing price on the principal market where the securities are traded. All other securities shall be valued in accordance with any reasonable valuation method selected by Manager, consistent with industry accepted practices. While GR-NEAM does its best to obtain representative market prices for all securities in the Account, such prices do not always reflect the price actually received or paid on the open market.

Section 8. Manager's Fees

         For Manager's services, Client will pay a percentage of the value, as determined under Section 7 of this Agreement, of all assets in the Account (excluding Unmanaged Assets) as of the last trading day of each calendar month. The fees are payable at the end of each calendar quarter for services provided by Manager during the prior three months. The percentage amount of the fees is shown on Schedule A. In any partial quarter, the fees will be reduced pro rata based on the number of days the Account was managed.


         Client agrees to pay Manager's fees as follows:

         |_|        The Custodian will deduct the fees from Client's Account and pay them to Manager each quarter. Manager will send Client and the Custodian at the same time a bill showing the amount of Manager's fees, the Account value on which they were based and how they were calculated. The Custodian will send Client a monthly statement showing all amounts paid from the Account, including Manager's fees.

         |X| Client will be billed directly by Manager and will pay Manager's fees within 30 days of receiving the bill.

         If Manager invests in securities issued by money market funds or other investment companies for the Account, these securities will be included in the value of the Account when Manager's fees are calculated. These same assets will be subject to additional investment management and other fees that are paid by the investment company but ultimately borne by its shareholders. These additional fees are described in each investment company's prospectus.


Section 9. Proxy Voting

         Proxies for securities in the Account should be voted as follows:

         |_| Client directs Manager not to vote proxies for securities held for the Account.

         |X| Client directs Manager to vote all proxies for securities held for Client's Account in accordance with --

                  |X|      Manager's own discretion

                                       or

                  |_|      Client's proxy voting guidelines attached as Schedule
                           C.

         Client will direct Custodian to send promptly all proxies and related shareholder communications to Manager and to identify them as relating to Client's Account. Client understands that Manager will not be able to vote proxies if they are not received on a timely basis from the Custodian as properly identified as relating to Client's Account. Manager shall not be responsible for voting proxies of foreign securities, and will forward them to Client for completion.

         These proxy voting instructions may be changed at any time by notifying Manager in writing.

Section 10. Legal Proceedings

         Manager will not advise or act for Client in any legal proceedings, including bankruptcies or class actions, involving securities held in the Account or issuers of those securities.

Section 11. Risk

         Manager cannot guarantee the future performance of the Account, promise any specific level of performance or promise that its investment decisions, strategies or overall management of the Account will be successful. The investment decisions Manager will make for Client are subject to various market, currency, economic, political and business risks, and will not necessarily be profitable.

Section 12. Standard of Care; Limitation of Liability

         Except as may otherwise be provided by law, Manager will not be liable to Client for any loss (i) that Client may suffer as a result of Manager's good faith decisions or actions where Manager exercises the degree of care, skill, prudence and diligence that a prudent person acting in a like fiduciary capacity would use; (ii) caused by following Client's instructions; or (iii) caused by the Custodian, any broker, dealer or bank to which Manager directs transactions for the Account or any other person, except in the case of, and only to the extent that, the negligence or willful misconduct of Manager contributed to the loss.

         Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and this Agreement does not waive or limit Client's rights under those laws.

         Except as set forth above with respect to the Account, Manager will not be responsible for Client's own compliance with the insurance investment laws of Client's state of domicile Notwithstanding any other provision in this Agreement, Manager shall not be responsible for Client's compliance with applicable tax laws.

         In managing the Account, Manager will not consider any other securities, cash, or other investments or assets Client owns for diversification or other purposes. Manager shall have no responsibility whatsoever for the management of the Unmanaged Assets or any assets of Client other than the Account and shall incur no liability for any loss or damage which may result from the management of such other assets.

Section 13. Client Directions

         The names and specimen signatures of each individual who is authorized to give directions to Manager on Client's behalf under this Agreement are set forth on Schedule D. Directions received by Manager from Client must be signed by at least one such person. If Manager receives directions from Client which are not signed by a person that Manager reasonably believes is authorized to do so, Manager shall not be required to comply with such directions until it verifies that the directions are properly authorized by Client.

         Manager shall be fully protected in relying upon any direction signed or given by a person that Manager reasonably believes is authorized to give such directions on Client's behalf. Manager also shall be fully protected when acting upon an instrument, certificate, or paper that Manager reasonably believes to be genuine and to be signed or presented by any such person or persons. Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of truth and accuracy of statements contained therein.

Section 14. Confidentiality

         Except as Client and Manager otherwise agree or as may be required by law, all information concerning the Account and services provided under this Agreement shall be kept confidential.

Section 15. Non-Exclusive Agreement

         Manager provides investment advice to other clients and may give them advice or take actions for them, for Manager's own accounts or for accounts of persons related to or employed by Manager, that is different from advice provided to or actions taken for Client.

         Manager is not obligated to buy, sell or recommend for Client's Account any security or other investment that Manager may buy, sell or recommend for other clients or for the account of Manager or its related persons or employees.

         If Manager obtains material, non-public information about a security or its issuer that Manager may not lawfully use or disclose, Manager will have no obligation to disclose the information to Client or to use it for Client's benefit.

Section 16. Term of Agreement

         Either Client or Manager may cancel this Agreement at any time upon 30 days written notice. This Agreement will remain in effect until terminated. Termination of this Agreement will not affect (i) the validity of any action that Manager or Client has previously taken; (ii) the liabilities or obligations of Manager or Client for transactions started before termination; or (iii) Client's obligation to pay Manager's fees through the date of termination. Upon termination, Manager will have no obligation to recommend or take any action with regard to the securities, cash or other assets in the Account.

Section 17. Agreement Not Assignable

         This Agreement may not be assigned within the meaning of the Investment Advisers Act of 1940 (the "Advisers Act") by Manager without Client's consent.

Section 18. Governing Law

         The laws of the State of Connecticut will govern this Agreement. However, nothing in this Agreement will be construed contrary to any provision of the Advisers Act or the rules thereunder.

Section 19. Miscellaneous

         If any provision of this Agreement is or becomes inconsistent with any applicable law or rule, the provision will be deemed rescinded or modified to the extent necessary to comply with such law or rule. In all other respects, this Agreement will continue in full force and effect. This Agreement contains the entire understanding between Manager and Client and may not be changed except in writing signed by both parties. Failure to insist on strict compliance with this Agreement or with any of its terms or any continued conduct will not be considered a waiver by either party under this Agreement.

Section 20. Notices

       All notices and instructions with respect to the Account or other matters covered by this Agreement may be sent by U.S. mail express delivery services, facsimile, e-mail or other electronic means to Client and to Manager at the addresses at the end of this agreement or to another address provided in writing.

Section 21. Representations of Client

         Client represents and warrants to Manager that (a) Client is the beneficial owner of all assets in the Account and except as specifically identified by Client, there are no restrictions on transfer or sale of any of those assets; (b) this Agreement has been duly authorized, executed, and delivered by Client and is Client's valid and binding obligation; (c) the names of the individuals who are authorized to act under this Agreement on behalf of Client have been given to Manager in writing; (d) no government authorizations, approvals, consents, or filings not already obtained are required in connection with the execution, delivery, or performance of this Agreement by Client; and
(e) Client certifies that it is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting on behalf of any such plan. Client agrees to notify Manager in writing within five (5) days after the occurrence of an event making the above statement no longer accurate.

         Client agrees to indemnify, defend and hold harmless Manager and its officers, directors, agents, employees, shareholders, legal representatives, successors and assigns, from and against any and all claims, actions, suits, damages, costs, liabilities, judgments, losses, charges, costs and expenses, including attorneys' fees, of Manager arising from any failure by Client to accurately disclose its status under this Section or by reason of any defect in Client's authority to appoint Manager under this Agreement.

Section 22. Representations of Manager

       Manager represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by Manager and is its valid and binding obligation, (ii) it is registered with the United States Securities Exchange Commission ("SEC") as an investment advisor under the Advisors Act; and (iii) that it has all other licenses and registrations necessary to perform its obligations under this Agreement.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

Section 23. Form ADV



       Client has received and reviewed a copy of Part II of Manager's Form ADV and a copy of this Agreement.

Section 24. Independent Contractor

       The relationship of Manager to Client is and shall remain during the term of this Agreement that of independent contractor. Manager and Client are not partners or joint venturers with each other under this Agreement, and nothing in this Agreement shall be construed so as to make them partners or joint venturers, or to impose any liability as such on either of them.


AGREED TO AND ACCEPTED BY:

GENERAL RE-NEW ENGLAND                         PXRE REINSURANCE LTD.
ASSET MANAGEMENT, INC.

/s/ Gerard T. Lynch                            /s/ Jeffrey L. Radke
-------------------------                      --------------------------------
By: Gerard T. Lynch                            (Signature)
Its President                                  Jeffrey L. Radke
                                               --------------------------------
                                               (Name)

                                               President
                                               --------------------------------
                                               (Title)

Pond View Corporate Center                     99 Front Street
76 Batterson Park Road                         --------------------------------
Farmington, Connecticut 06032                  Hamilton HM12, Bermuda
                                               --------------------------------
                                               (Principal Address)
                                                       98-0214718
                                               --------------------------------
                                               (Taxpayer Identification Number)

                                   SCHEDULE A
I.   ACCOUNT ASSETS.

         A. Managed Assets - Client has deposited the following securities, cash and other assets with the Custodian identified below to be managed under this
Agreement:


         B. Unmanaged Assets - Client also deposited with the Custodian the following assets which are not to be managed under this Agreement:

-------------------------------------------------------------------------------
II. CUSTODY OF ACCOUNT ASSETS. The assets to be managed under this Agreement and any Unmanaged Assets will be held by:

                                       Custodial Account Number:
-------------------------------------                           ---------------
(Name)

        SEE ATTACHED                   Custodial Contact:
-------------------------------------                     ---------------------
(Address)
                                       Contact Phone Number:
--------------------------------------                       ------------------

-------------------------------------------------------------------------------
III. FEES. Manager's fees for services provided under this Agreement, including assistance with Schedule D preparation provided under this Agreement shall be as follows:

Annual fee of .20% (twenty hundredths of one percent) of the first $200 million of the Stat market value of the assets under management;

..15% (fifteen hundredths of one percent) of the next $200 million of the Stat market value of the assets under management;

..10% (ten hundredths of one percent) of the Stat market value of the remaining assets under management.

The assets of PXRE REINSURANCE COMPANY, PXRE REINSURANCE LTD. AND PXRE GROUP LTD. shall be aggregated for fee purposes.

IV. BROKERAGE DIRECTION. Client directs Manager to cause all transactions for the Account to be executed through the following broker, dealer or bank:

Client has read, understands and accepts the limitations that this direction will place on Manager's ability to seek best execution for the Account. This direction may be changed by Client at any time by notifying Manager in writing.

-------------------------------------------------------------------------------
V. NAME OF CLIENT:                                         VI. DATE:
PXRE REINSURANCE LTD.

By:   /s/ Jeffrey L. Radke                                 April 8, 2002
     --------------------------                            --------------------
     Jeffrey L. Radke

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT GUIDELINES: The investment guidelines to be followed by Manager in managing Client's Account are set forth below:



































-------------------------------------------------------------------------------
NAME OF CLIENT:                                            DATE:
PXRE REINSURANCE LTD.

By:   /s/ Jeffrey L. Radke                                 April 8 2002
     --------------------------                            --------------------
     Jeffrey L. Radke

-------------------------------------------------------------------------------

                                   PXRE Group
                    Revised Draft Investment Policy Statement


                                                       Performance
 Segment                Driven By                       Benchmarks          Investment Philosophy             Permitted Investments
 -------                ---------                       ----------          ---------------------             ---------------------
Excess Capital   Represents the balancing portion   Weighting of:           Maximize after tax reported          Treasury Bonds
                 of portfolio that is in excess                             returns through investment in        Agency Bonds
                 of all actual and projected        -  Zurich Hedge         longer term debt investments,        Municipal Bonds
                 obligations as represented by         Fund of Funds        hedge funds and other limited        Corporate Bonds
                 the Liability and Primary             Index                partnerships. Securities and         Mortgage-backed
                 Capital segments.                                          sectors likely to aggregate with     Securities
                 Represents surplus shareholder     -  Lehman Aggregate     insurance portfolio to be            Asset-backed
                 funds that can be more                AA Bond Index        avoided.                             securities
                 aggressively invested to                                   Average maturities: none             Hedge Funds
                 achieve higher returns. This       Depending on actual     Credit quality: Minimum BBB,         Other Limited
                 portion of the portfolio           allocation in period    Mortgage-backed and Asset-backed     Partnerships
                 contains the non-bond                                      AA. Average AA or higher.
                 investments in hedge fund and                              Diversification: No limit on U.S.
                 other limited partnerships.                                Government, Agency or municipal
                 This portion of the portfolio                              obligations. No more than the
                 is to be actively managed to                               greater of $20 million or 5% of
                 maximize reported return and                               portfolio any one corporate
                 value across the permitted                                 issuer AA or better, and no more
                 bond universe. The Hedge Fund                              than the greater of $10 million
                 guidelines are addressed                                   or 2.5% of portfolio for
                 separately.                                                corporate issuer below AA, across
                                                                            all portfolio segments.





                              Exhibit 2 Page 6 of 9

                                   PXRE Group
                           Investment Policy Statement


                                                       Performance
 Segment                Driven By                       Benchmarks            Investment Philosophy           Permitted Investments
 -------                ---------                       ----------            ---------------------           ---------------------
Primary Capital   Need to maintain a level of        Lehman AA               Maximize after tax reported         Treasury Bonds U.S.
                  capital and surplus to maintain        7 year Index        return while maintaining an         Agency Bonds
                  licenses, foe regulatory                                   appropriate preservation of         Municipal Bonds
                  purposes and to conduct                                    capital.                            Corporate Bonds
                  reinsurance operations. Amounts                            Allocation between bond sectors     Mortgage-backed
                  in this portfolio should be                                should be managed so as to earn     Securities
                  adequate to cover deficit in                               maximum yields complying with       Asset-backed
                  cash flows from operations                                 overall investment guidelines.      Securities
                  related to expected possible                               Securities and sectors likely to
                  large loss events as defined in                            aggregate with insurance
                  the Company's annual plan. The                             portfolio to be avoided.
                  amount would be determined from                            Due to the low probability of a
                  the Company's annual plan by                               large loss scenario, this
                  subtracting net written                                    portfolio should be actively
                  premiums, related reinstatement                            managed to reflect a balance
                  premiums from incurred losses                              between return and liquidity and
                  net of reinsurance recoverable,                            to maximize returns in the
                  (giving affect to an                                       intermediate term market (1-10
                  anticipation delay in                                      years) with an average maturity
                  collection, related commission                             of 7 years. The portfolio should
                  and brokerage and the projection                           be managed to produce investment
                  of related payment patterns                                income, while minimizing capital
                  associated with the loss. This                             depreciation and capital losses
                  portfolio should be structured                             in the event of a wholesale
                  so as to maximize after-tax                                liquidation of this portfolio to
                  reported returns, whilst                                   fund a large loss.
                  maintaining an appropriate                                 Average maturity: 7 years Credit
                  preservation of capital, low                               quality: Average grade AA -
                  credit risk, and relatively                                Minimum BBB, and minimum AA for
                  liquid in order to be easily                               asset-backed and
                  converted to cash and cash                                 mortgage-backed.
                  equivalents in the event of a                              Diversification: No limit on
                  large loss.                                                U.S. Government, Agency or
                                                                             municipal obligations. No more
                                                                             than the greater of $20 million
                                                                             or 5% of portfolio any one
                                                                             corporate issuer AA or better,
                                                                             and no more than the greater of
                                                                             $10 million or 2.5% of portfolio
                                                                             for corporate issuer below AA,
                                                                             across all portfolio segments.



                              Exhibit 2 Page 7 of 9

                                   PXRE Group

                           Investment Policy Statement


                                                        Performance
 Segment                Driven By                       Benchmarks            Investment Philosophy           Permitted Investments
 -------                ---------                       ----------            ---------------------           ---------------------
 Liability       Need to maintain investments        Lehman AA Bond         Investment grade, intermediate       Treasury Bonds
 Portfolio       whose duration and cash flow is     index with             maturity bonds and money market      Agency Bonds
                 reasonably matched to the           weighted average       investments. Maintain a              Municipal Bands
                 Company's obligations with          duration across        portfolio of laddered years or       Corporate Bonds
                 respect to losses and loss          Catastrophe and        directly matched to expected         Mortgage-backed
                 expenses (net of reinsurance        Finite and             liabilities.                         Securities Asset
                 recoverable) and other              Exited Lines,          Securities and sectors likely to     backed
                 liabilities arising from            initially 2.5          aggregate with insurance             Securities
                 reinsurance agreements.             years                  portfolio to be avoided              Treasury Bills &
                 This segment can vary in size                              Average maturity: weighted           Notes Money
                 dependent upon the status of                               average computed quarterly.          Market
                 losses and therefore should be                             Credit Quality: BBB or better.       Instruments:
                 adjusted to match the expected                             Average credit quality AA.           Commercial Paper
                 cash flow requirements of the                              Foreign, Mortgage-backed and         Bankers'
                 Company's liabilities quarterly.                           Asset-backed Securities minimum      Acceptances
                                                                            AA.                                  Certificates of
                                                                            Diversification: No limit on US.     Deposit Foreign
                                                                            Government, Agency or municipal      Securities
                                                                            obligations. No more than the
                                                                            greater of $20 million or 5% of
                                                                            portfolio anyone corporate
                                                                            issuer AA or better, and no
                                                                            more than the greater of $10
                                                                            million or 2.5% of portfolio for
                                                                            corporate issuer below AA,
                                                                            across all portfolio segments.
                                                                            Foreign Securities: To match
                                                                            foreign exchange exposure





                              Exhibit 2 Page 8 of 9

                                   SCHEDULE C

--------------------------------------------------------------------------------
PROXY VOTING GUIDELINES: The proxy voting guidelines to be followed by Manager in voting securities held in the Account are set forth below:

(If none, check here |X|)





























-------------------------------------------------------------------------------
NAME OF CLIENT:                                            DATE:
PXRE REINSURANCE LTD.

By:   /s/ Jeffrey L. Radke                                 April 8, 2002
     --------------------------                            --------------------
     Jeffrey L. Radke

-------------------------------------------------------------------------------

                                   SCHEDULE D

                            SECRETARY'S CERTIFICATE
                            -----------------------

I, DAVID J. DOYLE, the Secretary of PXRE REINSURANCE LTD, (the "Corporation"), a Corporation organized and existing under the laws of BERMUDA hereby certify that each of the following officers of the Corporation, acting singly, is authorized in the name and on behalf of the Corporation, to give instructions to General Re-New England Asset Management, Inc. ("Manager") with respect to any and all matters, including investment and reinvestment of securities, pertaining to the Investment Management Agreement between the Corporation and Manager, and to execute and deliver any and all documents and to take any and all other action to carry out the purposes of said Investment Management Agreement. I further certify that the specimen signature set forth next to the names of such officers, is the true and genuine signature of such persons.

 Name of Officer                   Title                      Signature

JEFFREY L. RADKE                 PRESIDENT              /s/  Jeffrey L. Radke
-----------------               -----------             -----------------------

LEATRICE J. ROMAN            ASSIST. CONTROLLER         /s/ Leatrice J. Roman
-----------------            ------------------         -----------------------


-----------------            ------------------         -----------------------

         This Certificate shall be in effect from the date hereof until written notice is given on behalf of the Corporation to terminate or revise it.


         IN WITNESS WHEREOF, I set my hand and seal of the Corporation.


 /s/ DAVID J. DOYLE                                            April 8, 2002
---------------------------------------                       ----------------
              Secretary                                            Date

[SEAL]

                                   Schedule E
                              PXRE REINSURANCE LTD.

                        Accounting and Reporting Services



          Periodic Reporting of All Investment Income and Transactions

1.    STAT and GAAP basis reporting
2. Review of monthly market values from reliable independent pricing sources by Asset Class Specialists
3.    Monthly general ledger journal entries
4. Monthly general ledger and trial balance preparation and reconciliation to Statutory Schedule D Reports
5.    Monthly reconciliation to Client custodians and discrepancy resolution
6. Monthly, quarterly and annual reporting packages delivered to Client by mail, electronic transfer or via website
7.    Summary and Detail Transaction Reports
8.    Investment Income Earned Report
9.    Monthly Appraisal Reports
10.   Rating of securities by Standard & Poor's, Moody's, Fitch
11.   Periodic FAS 91 Adjustments


                               Statutory Reporting

1.    Assistance in preparation of Quarterly and Annual Statutory Schedule D
      Reports
2.    Quarterly and Annual NAIC pricing and designations
3.    Securities Valuation Office ("SVO") filings

                            CUSTODY OF ACCOUNT ASSETS
                            -------------------------


1)     Nations Funds
       Bank of America Collateral Acct for
       PXRE Reinsurance Ltd. (2)
       PO Box 34602, Charlotte
       NC 28254 4602

       Custodial Account Number:             857675
       Custodian Contact:                    Anna Cannon
       Contact Phone Number:                 704 386 5601


 2)    JP Morgan
       For PXRE Reinsurance Ltd.
       2001 Bryan Street 11th Floor
       Dallas, TX 75201

       Custodial Account Number:             PXRE Reinsurance Ltd. P 312909.2
       Custodian Contact:                    Christopher Greene
       Contact Phone Number:                 212 946 8477


 3)    JP Morgan
       4 New York Plaza, 2nd Floor
       New York, NY 10004-2413

       Custodial Account Number:             PXRE Reinsurance Ltd. G08509
       Custodian Contact:                    John Dipalo
       Contact Phone Number:                 212 623 0781


 4)    JP Morgan
       4 New York Plaza, 2nd Floor
       New York, NY 10004-2413

       Custodial Account Number:             PXRE Group Ltd. G08510
       Custodian Contact:                    John Dipalo
       Contact Phone Number:                 212 623 0781